Exhibit 10.13

Gloo Holdings, LLC

Note Purchase Agreement

This Note Purchase Agreement (the “Agreement”) is made as of April 23, 2024 (the “Effective Date”) by and among Gloo Holdings, LLC, a Delaware limited liability company (the “Company”), and the purchasers listed on the Schedule of Purchasers attached hereto as Exhibit A (each individually, a “Purchaser” and collectively, the “Purchasers”).

Recital

To provide the Company with additional resources to conduct its business, the Purchasers are willing to loan to the Company in one or more disbursements up to an aggregate amount of $70,000,000, subject to the conditions specified herein.

Agreement

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and each Purchaser, intending to be legally bound, hereby agree as follows:

1.
Amounts and Terms of the Loan
1.1
The Loan. Subject to the terms of this Agreement, each Purchaser agrees to lend to the Company at the Closing (as hereinafter defined) the amount set forth opposite such Purchaser’s name on the Schedule of Purchasers attached to this Agreement (each, a “Loan Amount”) against the issuance and delivery by the Company of a secured promissory note for such amount, in substantially the form attached hereto as Exhibit B (each, a “Note” and collectively, the “Notes”) and a warrant to purchase $6.00 Units (as defined in the Seventh Amended and Restated Limited Liability Company Agreement of the Company, dated March 13, 2023, as amended, restated, modified, or supplemented from time to time) in substantially the form attached hereto as Exhibit C (each, a “Warrant” and collectively the “Warrants”).
2.
Closing And Delivery
2.1
Closing Date. The initial closing of the purchase and sale of the Notes (the “Initial Closing”) shall be held on the Effective Date, or at such other time as the Company and the initial Purchasers shall agree.
2.2
Subsequent Closings. If the aggregate Loan Amount at the Initial Closing is less than $70,000,000, the Company, at any time prior to December 31, 2024, may, but is not obligated to, borrow additional amounts up to an aggregate Loan Amount of $70,000,000 in one or more additional closings (each, a “Subsequent Closing” and together with the Initial Closing, each, a “Closing”) to such persons or entities as may be approved by the Company (the “Additional Purchasers”) on the terms and conditions set forth in this Agreement. The date of each Closing is referred to herein as a “Closing Date.” Subject to the terms of Section 6.7, this Agreement, including without limitation, the Schedule of Purchasers, may be amended by the Company without the consent of the Purchasers to include any Additional Purchasers. Any Notes sold pursuant to this Section 2.2 shall be deemed to be “Notes” for all purposes under this Agreement, and any Additional Purchasers thereof shall be deemed to be “Purchasers” for all purposes under this Agreement.
2.3
Delivery. At each Closing: (a) each Purchaser shall deliver to the Company (i) a check or wire transfer funds in the amount of such Purchaser’s Loan Amount and (ii) a signed copy of the Note to be issued thereto, and (b) the Company shall issue and deliver to each Purchaser (i) a Note in favor of such Purchaser payable in the principal amount of such Purchaser’s applicable Loan Amount and (ii) a Warrant to purchase $6.00 Units having an aggregate principal value equal to 30.0% of the such Purchaser’s applicable Loan Amount.
2.4
Closing Conditions. Each Purchaser’s obligations to purchase a Note on the Closing Date is subject to delivery of the documents described in Section 2.3 and the satisfaction, at or prior to the applicable Closing Date, of the following conditions:
(a)
Representations and Warranties. The representations and warranties set forth or referred to in Section 3 hereof shall be true and correct in all material respects on the date of the Initial Closing (except for representations and warranties which relate to a specific date, which shall be true and correct as of such date).
(b)
Proceedings and Documents. All proceedings in connection with the transactions contemplated at each Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers.
(c)
Reimbursement of Expenses. If and as requested by such Purchaser, the Company shall have reimbursed such Purchaser for its reasonable costs and expenses incurred in connection with its review and negotiation of this Agreement and the other documents delivered in connection with the parties’ entry into this Agreement.
3.
Representations and Warranties of the Company

The Company hereby represents and warrants to each Purchaser as of the Closing as follows:

3.1
Organization, Good Standing and Qualification. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite company power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign entity in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.
3.2
Company Power. The Company has all requisite company power to execute and deliver this Agreement, to issue each Note and the Security Agreement in substantially the form attached hereto as Exhibit D (collectively with this Agreement and any other document that may be executed in connection herewith, the “Loan Documents”) and to carry out and perform its obligations under the terms of the Loan Documents.

3.3 Authorization. All action on the part of the Company, its managers and its members necessary for the authorization of the Loan Documents and the execution, delivery and performance of all obligations of the Company under the Loan Documents, including the issuance and delivery of the Notes, has been taken or will be taken. The Loan Documents, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

3.4 No Violations. The execution, delivery and performance by the Company of the Loan Documents and the compliance with the provisions hereof and thereof by the Company do not violate, conflict with or constitute or result in a breach or default under (or an event that, with notice of passage of time or both, would constitute a default) or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrance upon any properties or assets of the Company under (a) the Certificate of Formation or the Company’s Seventh Amended and Restated Limited Liability Company Agreement dated March 13, 2023, as amended and as it may be further amended, modified or supplemented, (b) applicable law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to the Company or any of its properties or assets or (c) except under the Loan Documents, any contract or agreement affecting the Company, except, with respect to clauses (b) and (c), in each case, where such violation, conflict, breach, default, termination, cancellation, acceleration or Encumbrance would not, individually or in the aggregate, have a material adverse effect on the Company. As used herein, the term “Encumbrance” shall mean any lien, charge, encumbrance, equity, claim, option, proxy, pledge, security interest or other similar right of any nature other than statutory liens securing payments not yet due and payable or due but not yet delinquent.

3.5 Offering Valid. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 hereof, the offer, issue, and sale of the Notes are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

4.
Representations and Warranties of the Purchasers

In connection, with the transactions contemplated by this Agreement and the Loan Documents, each Purchaser hereby represents and warrants to the Company as follows:

4.1
Purchaser Power. Each Purchaser has all requisite power to execute and deliver this Agreement and the Loan Documents and to carry out and perform its obligations under the terms hereof and thereof.

4.2
Authorization. All requisite action on the part of each Purchaser, its directors, managers, officers, partners, shareholders and members, as applicable, necessary for the authorization, execution, issuance, delivery and performance of the Loan Documents by such Purchaser and the performance of such Purchaser’s obligations hereunder and thereunder, has been, or will be, taken. The Loan Documents, when executed and delivered by each Purchaser, shall constitute a valid and binding obligation of such Purchaser enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.
4.3
Purchase for Own Account. Each Purchaser represents that it is, and will be, acquiring the Notes solely for such Purchaser’s own account and beneficial interest for investment and not for sale or with a view to distribution of the Notes or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention, other than transfers between affiliates, including affiliate funds.
4.4
Information and Sophistication. Each Purchaser acknowledges that it has had the opportunity to be represented by legal counsel and that it has received all the information such Purchaser has requested from the Company and such Purchaser considers necessary or appropriate for deciding whether to acquire the Notes. Each Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Notes and to obtain any additional information necessary to verify the accuracy of the information given to the Purchaser. Each Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.
4.5
Ability to Bear Economic Risk. Each Purchaser acknowledges that investment in the Notes involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Notes for an indefinite period of time and to suffer a complete loss of its investment.
4.6
Further Limitations on Disposition. Without in any way limiting the representations set forth above, each Purchaser agrees not to make any disposition of all or any portion of the Notes unless and until: (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (b) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act or any applicable state securities laws. Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to an affiliate (including affiliate funds), a shareholder, partner (or retired partner) or member (or retired member) of such Purchaser, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder.

4.7
Accredited Investor Status. Each Purchaser represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.
4.8
Securities Law Compliance. Each Purchaser has been advised that the Notes have not been registered under the Securities Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Each Purchaser is aware that the Company is under no obligation to effect any such registration with respect to the Notes or to file or comply with any such exemption from registration.
4.9
No Violations. The execution, delivery and performance by each Purchaser of the Loan Documents and the compliance with the provisions hereof and thereof by such Purchaser do not violate, conflict with or constitute or result in a breach or default under (or an event that, with notice of passage of time or both, would constitute a default) or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrance upon any properties or assets of such Purchaser under (a) its organizational documents, if applicable, (b) applicable law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to such Purchaser or any of its properties or assets or (c) any contract or agreement affecting such Purchaser, except, with respect to clauses (b) and (c), in each case, where such violation, conflict, breach, default, termination, cancellation, acceleration or Encumbrance would not, individually or in the aggregate, have a material adverse effect on such Purchaser.
5.
Covenants
5.1
Allocation of Payments. Each payment of interest or principal on the Notes shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal balances outstanding thereunder.
5.2
Additional Agreements. Until the payment of all amounts due under the Notes:
(a)
Basic Financial Information and Reporting. As soon as practicable after the end of each fiscal year of the Company, the Company will make available to each Purchaser a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. As soon as practicable after the end of each fiscal quarter, the Company will make available to each Purchaser a balance sheet of the Company, a statement of income and a statement of cash flows of the Company, as at the end of and for such calendar quarter.
(b)
Notification. The Company shall give written notice to each Purchaser of any event which, with or without notice or passage of time, would constitute an Event of Default (as defined in the Notes), or the occurrence of an Event of Default within five (5) business days of becoming aware of the same.

5.3
Guaranty. In connection with the entry into this Agreement by the Company and each Purchaser, each wholly-owned subsidiary of the Company has agreed to guaranty the satisfaction of the Company’s obligations under the Notes pursuant to and in accordance with the terms of a Guaranty dated as of the Effective Date (the “Guaranty”). The Company hereby agrees to exercise its best efforts to cause each entity that becomes a wholly-owned subsidiary of the Company after the Effective Date (collectively with the current wholly-owned subsidiaries, the “Guarantors”) to become a party to, and to guaranty the Company’s obligations under the Notes pursuant to the terms and conditions of, the Guaranty as promptly as reasonably practicable. Further, each Purchaser agrees to release each Guarantor from its obligations under the Guaranty upon a change in control of such Guarantor pursuant to which the Company and its Affiliates and Related Persons cease to own a majority of the issued and outstanding equity interests of such Guarantor.
5.4
Insurance. The Company will maintain, and will cause each wholly-owned Subsidiary of the Company that is separately insured to maintain, insurance in such form and amounts as are consistent with industry practices and with such insurers as is reasonably satisfactory to the Required Purchasers. Such policies shall name the Collateral Agent as a lender loss payee and an additional insured, as its interests may appear, and to the extent reasonably available shall contain a provision whereby they cannot be canceled except after thirty (30) days’ written notice to the Collateral Agent.
5.5
Deposit Accounts. Upon request of the Required Purchasers, the Company shall cause each of its deposit account to be subject to a deposit account control agreement in favor of the Collateral Agent.
5.6
Additional Debt. The Company will not, and will not permit any of its wholly-owned subsidiaries to, incur any debt other than (a) the debt evidenced by the Notes and the other Loan Documents, (b) purchase money debt and capitalized lease obligations in an aggregate amount not to exceed $30,000,000 outstanding at any one time, (c) underlying cash deposits in connection with bids, tenders, or leases or as security for surety or appeal bonds, security deposits, earnest money, and other cash deposits incurred in the ordinary course of business, (d) debt incurred by indorsement of drafts or checks for deposit incurred in the ordinary course of business, (e) surety bonds obtained in the ordinary course of business, (f) unsecured loans, advances and other extensions of credit of (i) the Company to any Guarantor, or (ii) any Guarantor to the Company or any other Guarantor, (g) guaranty obligations of the Company or any Guarantor resulting from guarantees of debt permitted by this Section 5.6 of the Company or any other Guarantor, and (h) other unsecured debt in an aggregate amount not to exceed $10,000,000 outstanding at any one time. Any thresholds hereunder shall be calculated in the aggregate for the Company and all of its wholly-owned subsidiaries.
5.7
Restricted Payments. Neither the Company nor any Guarantor shall make any dividend or other distribution, whether in cash, in kind, or otherwise, without the prior written consent of the Required Purchasers, except for (a) distributions or dividends from a subsidiary of the Company in respect of its equity interests ratably to the holders of such equity interests, and (b) distributions, dividends, or other payments actually paid to any direct or indirect member of the Company or any Guarantor for the sole purpose of providing funds to such person for the payment of income taxes of such person that are incurred because of such person’s direct or indirect membership interest in the Company.
5.8
Restrictions on Earnout Consideration. Neither the Company nor any Guarantor shall make any payment of Earnout Consideration (as defined in that certain Securities Purchase Agreement, dated November 9, 2023, among the Company, Outreach Media, Inc. and the other parties thereto) after the occurrence and continuation of an Event of Default (as defined in the Notes).
5.9
Post-Closing. Within thirty (30) days following the Initial Closing (unless such deadline is otherwise extended at the Collateral Agent’s sole discretion), the Company shall cause to be delivered to Collateral Agent (a) lender loss payee and additional insured endorsements regarding the Company’s general liability and property and casualty insurance as required by Section 5.4 of this Agreement and (b) a duly executed deposit account control agreement with respect to the deposit accounts of the Company at Bank of America, N.A..
6.
Miscellaneous
6.1
Confidentiality of Records. Each Purchaser agrees to use the same degree of care as such Purchaser uses to protect its own confidential information to keep confidential any information furnished to such Purchaser pursuant to the Loan Documents or otherwise that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Purchaser may disclose such proprietary or confidential information (a) to any partner, subsidiary or parent of such Purchaser as long as such partner, subsidiary or parent is advised of, and agrees or has agreed to be bound by, the confidentiality provisions of this Section 6.1 or comparable restrictions, (b) at such time as it enters the public domain through no fault of such Purchaser, (c) that is communicated to such Purchaser free of any obligation of confidentiality, (d) that is developed by such Purchaser or its agents independently of and without reference to any confidential information communicated by the Company, or (e) as required by applicable law.
6.2
Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
6.3
Governing Law. This Agreement shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents, made and to be performed entirely within the State of Colorado.
6.4
Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Executed counterparts to this Agreement may be delivered by electronic transmission.
6.5
Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.6
Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at Gloo Holdings, LLC, at its principal office at 831 Pearl St., Boulder, CO 80302; or to a Purchaser at its address shown on the Schedule of Purchasers, or at such other address as any such party may designate by ten (10) days advance written notice to the other parties hereto.
6.7
Actions by Required Purchasers.
(a)
All actions, omissions, and decisions of the Purchasers hereunder or under the Loan Documents, including, without limitation, any amendment, modification, or waiver of any provision of the Loan Documents or consent to departure therefrom (except an amendment in connection with any Additional Closing as permitted by Section 2.2) (each called herein, an “Act of the Purchasers”) shall require the consent of the Required Purchasers. For purposes of this Agreement and the other Loan Documents, the consent of the “Required Purchasers” will mean that both (i) Purchasers (or their respective successors or assigns) holding, collectively, a majority of the outstanding and unpaid principal amount owing under all Notes then outstanding and (ii) if any then exist, Purchasers (or their respective successors or assigns) who are not then Related Persons of the Company who, collectively, hold a majority of the outstanding and unpaid principal amount owing under all Notes held by such Purchasers then outstanding have consented in writing to such action, omission, or decision. For purposes of this Agreement, “Related Person” means, with respect to any Purchaser, (A) any Affiliate of such Purchaser, and any direct or indirect beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of 10% or more of the equity securities or voting securities or other voting interests in such Purchaser; (b) any manager, general partner, director, officer, trustee, executor, receiver, guardian, personal representative, or the estate of such Purchaser or person described in clause (a) above; (c) that is an individual, (i) any individual living with such Purchaser, (ii) any other individual who is related (by blood, marriage, or adoption) to the individual, (iii) the individual’s spouse, or (iv) any person related to (A) such persons within the second degree or (B) any person or entity described in clauses (a) and (b) above; and (d) any trust, family partnership, family limited partnership, family limited liability company, or other entity established for the benefit of such Purchaser or any person described in any of clauses (a) through (c) above. “Affiliate” means, with respect to a person or entity, any other person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such person or entity.
(b)
Each Purchaser agrees to abide by the decisions of the Required Purchasers and shall take such actions and execute such documents as may be necessary to confirm or accomplish any Act of the Purchasers. Notwithstanding the foregoing, the consent of each affected Purchaser shall be necessary to do the following:
(i)
amend or modify the definition of “Required Purchasers” in this Agreement or any part of this Section 6.7; or

(ii)
amend or modify any of the Loan Documents in a manner which adversely affects a Purchaser in a manner different from all other Purchasers.
(c)
Each Purchaser hereby agrees that no Purchaser shall be liable to any other Purchaser for any action taken or omitted to be taken by the Required Purchasers under or in connection with this Agreement or any other Loan Document (except for such Purchaser’s own gross negligence or willful misconduct).
6.8
Entire Agreement. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties hereto with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.
6.9
Survival. The warranties, representations, and covenants of the Company, and each Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each Closing.
6.10
Severability. If one or more provisions of this Agreement or of any Note are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement or from such other Note and the balance of the Agreement or of such other Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
6.11
Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and managers, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Loan Documents.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

9

In Witness Whereof, the parties have executed this Note Purchase Agreement as of the Effective Date.

COMPANY:

Gloo Holdings, LLC

By: /s/ Scott Beck

Name: Scott Beck

Title: President & Chief Executive Officer

Address: 831 Pearl St.

Boulder, Colorado 80302

Signature Page to

Note Purchase Agreement

In Witness Whereof, the parties have executed this Note Purchase Agreement as of the Effective Date.

PURCHASER:

Pearl Street Trust

By: /s/ Scott Beck

Name: Scott Beck

Title: Trustee

Signature Page to

Note Purchase Agreement

In Witness Whereof, the parties have executed this Note Purchase Agreement as of the Effective Date.

PURCHASER:

FMAB Partners, LP

By: /s/ Jack D. Furst

Name: Jack D. Furst

Title: President of JAJO, LLC, the General Partner of FMAB Partners, LP

Signature Page to

Note Purchase Agreement

In Witness Whereof, the parties have executed this Note Purchase Agreement as of the Effective Date.

PURCHASER:

Jane White 2011 Irrevocable Trust

By: /s/ Wallace L. Hall, Jr.

Name: Wallace L. Hall, Jr.

Title: Manager

Signature Page to

Note Purchase Agreement

In Witness Whereof, the parties have executed this Note Purchase Agreement as of the Effective Date.

PURCHASER:

William B. Kent

By: /s/ William B. Kent

Kent Lubrication Centers, Ltd.

By: /s/ William B. Kent

Name: William Kent

Title: Chairman/CEO

Signature Page to

Note Purchase Agreement

In Witness Whereof, the parties have executed this Note Purchase Agreement as of the Effective Date.

PURCHASER:

Mark Saulsbury

By: /s/ Mark Saulsbury

Bubba Saulsbury 2018 GST Trust

By: /s/ Shane Louder

Name: Shane Louder

Title: Trustee

Diane Zugg 2018 GST Trust

By: /s/ Shane Louder

Name: Shane Louder

Title: Trustee

Matthew Saulsbury 2018 GST Trust

By: /s/ Shane Louder

Name: Shane Louder

Title: Trustee

Signature Page to

Note Purchase Agreement

In Witness Whereof, the parties have executed this Note Purchase Agreement as of the Effective Date.

PURCHASER:

Scott Helbing

By: /s/ Scott Helbing

Signature Page to

Note Purchase Agreement

SCHEDULES AND EXHIBITS

Exhibit A: Schedule of Purchasers

Exhibit B: Form of Secured Promissory Note

Exhibit C: Form of Warrant

Exhibit D: Form of Security Agreement

EXHIBIT A

SCHEDULE OF PURCHASERS

Name and Address	Date	Loan amount
Pearl Street Trust 831 Pearl Street Boulder, CO 80401	April 23, 2024 July 23, 2024 January 29, 2025	$10,000,000 $20,000,000 $15,000,000
FMAB Partners, LP 2951 Lakeside Parkway, Suite 100 Flower Mound, TX 75022	April 24, 2024	$10,000,000
William B. Kent PO Box 908001 Midland, TX 79708	April 24, 2024	$1,000,000
Kent Lubrication Centers, Ltd PO Box 908001 Midland, TX 79708	April 24, 2024	$1,000,000
Jane White 2011 Irrevocable Trust 5956 Sherry Ln., #1810 Dallas, TX 75225	April 24, 2024	$2,000,000
Mark Saulsbury 327 SE Loop 338 Odessa, TX 79762	August 28, 2024	$1,000,000
Bubba Saulsbury 2018 GST Trust 327 SE Loop 338 Odessa, TX 79762	August 28, 2024	$260,000
Dianne Zugg 2018 GST Trust 327 SE Loop 338 Odessa, TX 79762	August 28, 2024	$185,000
Matthew Saulsbury 2018 GST Trust 327 SE Loop 338 Odessa, TX 79762	August 28, 2024	$185,000
Scott Helbing 5707 Bryn Mawr Drive Dallas, TX 75209	August 29, 2024	$50,000
Total		$60,680,000

EXHIBIT B

FORM OF SECURED PROMISSORY NOTE

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAS NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION OF THIS NOTE MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

GLOO HOLDINGS, LLC

SECURED PROMISSORY NOTE

$_______________.00 [●], 2024

FOR VALUE RECEIVED, Gloo Holdings, LLC, a Delaware limited liability company (the “Company”), unconditionally promises to pay to the order of _______________ or [his, her or its] permitted assigns (the “Holder”) the principal sum of $___________.00 together with all accrued and unpaid interest (the “Outstanding Loan Amount”) as set forth in this Secured Promissory Note (the “Note”). Interest shall commence upon receipt of proceeds and shall continue on the outstanding principal balance hereof until paid in full. The principal balance of this Note together with the accrued interest thereon shall be due and payable on the dates and in the manner set forth below.

This Note is one of the secured promissory notes (collectively, the “Notes”) referred to in that certain Note Purchase Agreement, dated as of April 23, 2024 (as the same may from time to time be amended, modified or supplemented or restated, the “Purchase Agreement”) executed by the Company and the purchasers named therein, including the Holder (the “Purchasers”). Additional rights and obligations of the Holder are set forth in the Purchase Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

1. Maturity; Extensions; Payments; Prepayment; Waiver of Presentment.

(a) Maturity Date. At any time on or after April 23, 2027 (the “Maturity Date”), if this Note has not been paid in full, the Holder may elect to either (i) demand, upon thirty (30) days’ written notice to the Company, payment of the entire outstanding principal balance of this Note together with all accrued and unpaid interest thereon or (ii) continue to hold the Note and interest shall continue to accrue on the unpaid principal balance hereof until such time when this Note is paid in full.

(b) Payments. Interest on the Outstanding Loan Amount shall accrue from the date hereof until the Notes are repaid in full at an interest rate per annum equal to 1-Month SOFR plus 8.00% (the “Accrual Rate”), accruing on a daily basis. For purposes hereof, “1-Month SOFR” shall be the greater of (i) 1% and (ii) the forward-looking term rate for a 1-month term based on the secured overnight financing rate on the first business day of each calendar quarter, that has been selected or recommended by the Federal Reserve Board or the Federal Reserve Bank

2

of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto (and as published on any publicly available source or website that Holder may select in its discretion). Such interest shall be paid quarterly in arrears (each such date, an “Interest Payment Date”), as follows: (a) in cash to the Holder (“Cash Interest”) at a fixed rate of 8.00% per annum (the “Cash Interest Rate”), and (b) by increasing the outstanding principal amount of this Note by an amount (the “PIK Interest”) equal to the difference between (i) interest accruing at the Accrual Rate and (ii) interest accruing at the Cash Pay Interest Rate for such quarterly period. Any interest due on an Interest Payment Date that is not paid by the Borrower as Cash Interest on such Interest Payment Date shall be deemed paid as PIK Interest with no further action required on the part of the Borrower. Following an increase in the Outstanding Loan Amount as a result of PIK Interest, this Note shall bear interest on such increased Outstanding Loan Amount from and after the date of such Interest Payment Date. Any payment of interest due and payable on an Interest Payment Date that is not a business day shall be due and payable on the first business day occurring after such Interest Payment Date and interest shall continue to accrue on the principal amount of this Note until, and shall be due and payable on, such business day. Borrower shall pay the principal of and the accrued and unpaid interest on the Note in cash in full on the Maturity Date, or such later date when the obligations of this Note become due and payable pursuant to Section 1(a) above. All payments of principal and interest (for the avoidance of doubt, as and when payable in cash) shall be in lawful money of the United States of America and shall be payable at the address of the Holder set forth herein, unless another place of payment shall be specified in writing by the Holder. All cash payments with respect to this Note shall be applied first to any fees or expenses due to the Holder arising hereunder, second to accrued Cash Interest (including any interest that accrues after the commencement of a proceeding by or against the Company under Title 11 of the United States Code), and third to the outstanding principal balance hereof (including any principal resulting from PIK Interest). If any payment on this Note becomes due on a Saturday, Sunday or a public holiday under the laws of the State of Delaware, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

(c) Prepayment. This Note may be prepaid, in whole or in part, by the Company at any time prior to the Maturity Date and from time to time without the consent of the Holder and without penalty provided that, prior to any prepayment, the Company shall provide at least fifteen (15) days prior written notice.

(d) Waiver. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

2. Corporate Transaction. In the event that (i) the Company enters into an agreement pertaining to or consummates (in each case, including by way of a division or plan of division under Delaware law or any comparable event under a different jurisdiction’s laws) (a) a sale, lease or other disposition of all or substantially all of its assets or (b) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the equity holders of the Company immediately prior to such consolidation, merger or reorganization own less than 50% of the voting power of the surviving entity immediately after such consolidation, merger or reorganization (each such event being referred to herein as a “Corporate Transaction”), and (ii) the Note has not been paid in full, then,

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before any distribution or payment is made to the holders of equity securities of the Company, the Holder may require that the Company pay to Holder an amount equal to the principal balance of the Note then outstanding, plus unpaid accrued interest thereon through the date of such Corporate Transaction.

3. Default.

(a) Each of the following events shall be an “Event of Default” hereunder:

(i) the Company engages in any liquidation, dissolution or winding up of the Company;

(ii) the Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

(iii) an involuntary petition is filed against the Company under any bankruptcy statute now or hereafter in effect and such petition continues without dismissal for a period of ninety (90) days or more, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company;

(iv) the Company fails to pay (A) any accrued Cash Interest within three business days of its receipt of notice from any Purchaser (including the Holder) of the Company’s failure to pay any accrued Cash Interest on the applicable Interest Payment Date or (B) any and all unpaid principal, accrued interest or other amounts due and owing hereunder on the Maturity Date or such other date as agreed to by the Company and the Required Purchasers;

(v) the Company materially breaches any warranty or agreement in any material respect made by Company in this Note (except as set forth in (iv) above) or in any other Loan Document or any representation or covenant in this Note or any other Loan Document and, as to any breach that is capable of cure, the Company fails to cure such breach within thirty (30) days of the Company becoming aware of the occurrence of such breach;

(vi) the Company’s Adjusted EBITDA for the six (6) month period beginning February 1, 2026, and ending July 31, 2026, does not equal or exceed $8,000,000; and

(vii) the Company’s Adjusted EBITDA for the six (6) month period beginning May 1, 2026, and ending October 31, 2026, does not equal or exceed $10,000,000.

(b) Upon the occurrence of any Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of the Holder, and, in the case of an Event of Default pursuant to Section 2(a)(i), (ii) or (iii) above, automatically, be immediately due, payable and collectible by the Holder pursuant to applicable law.

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(c) Upon the occurrence and during the continuance of any Event of Default, simple interest shall accrue on the unpaid principal balance of this Note at a rate equal to the Accrual Rate plus 5.00%, and all such interest shall be Cash Interest.

(d) In the event of any Event of Default hereunder, the Company shall pay all reasonable attorneys’ fees and court costs incurred by the Holder in enforcing and collecting this Note.

(e) For purposes of this Note:

(i) “Adjusted EBITDA” means, for any period of determination with respect to the Company and its subsidiaries, the consolidated net income excluding interest expense, interest income, taxes, depreciation, and amortization, as determined in accordance with GAAP and taking into account customary adjustments for revenues received and expenses incurred that are, as determined by Company management in good faith, outside the ordinary course of business, reasonably expected to be non-recurring, or are otherwise determined not to be representative of operating performance.

(ii) “GAAP” means United States generally accepted accounting principles in effect as of the date of this Secured Promissory Note, applied in a manner consistent with the past practice of the Company.

4. Security Interest. The full amount of this Note is secured by the “Collateral” identified and described as security therefor in that certain Security Agreement executed by and delivered by the Company on or about April 23, 2024, which Collateral includes but is not limited to a first priority secured interest in all of the Company’s Intellectual Property (as such term is defined in the Security Agreement). The Company shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Encumbrance on or in the Collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

5. Usury. In no event shall the interest rate or rates payable under this Note, plus any other amounts paid in connection herewith and therewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. The Company and the Holder, in executing and delivering this Note, intend legally to agree upon the rate or rates of interest and manner of payment stated within this Note; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Note, the Company is and shall be liable only for the payment of such maximum as allowed by law, and payment received from the Company in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of any remaining obligations to the extent of such excess.

6. Miscellaneous.

(a) Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, neither the Company or the Holder may, assign, exchange or

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transfer, by operation of law or otherwise, their respective rights or obligations under this Note (whether voluntarily or involuntarily), provided, however, that the Holder’s rights or obligations under this Note may be sold, assigned, exchanged or transferred (i) by will or intestacy from the Holder to the Holder’s immediate family members, to a trust for the benefit of the Holder or the Holder’s immediate family members or to a limited partnership, the partners of which are the Holder’s immediate family members, (ii) from the Holder, if an entity, to the Holder’s equity owners; (iii) to Pearl Street Trust or any of its affiliates (including, without limitation, Scott Beck); and (iv) with the express written consent of the Company; provided, that in each case the transferee agrees in writing to be subject to the terms of this Note to the same extent as if such transferee were the Holder hereunder. Any sale, assignment, exchange or transfer of this Note by the Company or the Holder in contravention of this Section 7(a) shall be void and ineffectual ab initio.

(b) Governing Law. This Note shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents, made and to be performed entirely within the State of Colorado.

(c) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

(d) Amendment and Waiver. This Note may be amended as set forth in Section 6.7 of the Purchase Agreement.

(e) Cumulative Remedies. The Holder’s rights and remedies hereunder shall be cumulative. The Holder shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by law or in equity. No exercise by the Holder of one right or remedy shall be deemed an election, and no waiver by the Holder of any Event of Default shall be deemed a continuing waiver.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

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In Witness Whereof, the Company has caused this Secured Promissory Note to be duly executed and delivered as of the date first set forth above.

COMPANY:

Gloo Holdings, LLC

By:

Name: Scott Beck

Title: President & Chief Executive Officer

Agreed and Accepted By:

TBD

By:

Name:

Title:

Address:

EXHIBIT C

FORM OF WARRANT

THIS WARRANT AND THE UNITS ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN SECTIONS 6.2 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE SEVENTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY, AS AMENDED, RESTATED, MODIFIED, OR SUPPLEMENTED FROM TIME TO TIME (THE “LLC AGREEMENT”), A COPY OF WHICH HAS BEEN PROVIDED TO HOLDER FOR HOLDER’S REVIEW AND IS ON FILE WITH THE SECRETARY OF THE COMPANY.

WARRANT TO PURCHASE UNITS

THIS WARRANT TO PURCHASE UNITS (as amended and in effect from time to time, this “Warrant”) is issued as of the issue date set forth on Schedule I hereto (the “Issue Date”) by the company set forth on Schedule I hereto (the “Company”) to _________________ (“Holder”), in connection with that certain Note Purchase Agreement, dated April 23, 2024, by and among the Company and the Purchasers (as defined therein) (the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Purchase Agreement. The parties agree as follows:

SCHEDULE I. WARRANT PROVISIONS.

Warrant Section	Warrant Provision
Recitals – “Issue Date”	_________ __, 2024
Recitals – “Company”	Gloo Holdings, LLC, a Delaware limited liability company
1.1 – “Exercise Price”	$6.00 per $6.00 Unit to be issued hereunder
6.1 – “Expiration Date”	_________ __, 2029[1]

RIGHT TO PURCHASE UNITS.

Grant of Right. For good and valuable consideration, the Company hereby grants to Holder (together with any successor or permitted assignee or transferee of this Warrant or of any membership interests issued upon exercise hereof, “Holder”) the right, and Holder is entitled, to purchase from the Company up to _________ fully paid and non-assessable $6.00 Units of the Company (the “$6.00 Units”), at the purchase price per $6.00 Unit set forth on Schedule I hereto (the “Exercise Price”), subject to the provisions and upon the terms and conditions set forth in this Warrant.

EXERCISE.

Method of Exercise. Holder may exercise this Warrant in whole or in part at any time and from time to time prior to the expiration or earlier termination of this Warrant, by delivering to the Company the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and a check,

1 Note to Draft: To be fifth anniversary of the Issue Date.

wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company, in an amount equal to the product obtained by multiplying (i) the number of $6.00 Units to be purchased by the Holder by (ii) the Exercise Price, as determined in accordance with the terms hereof (the “Aggregate Exercise Price”). Notwithstanding any contrary provision herein, to the extent that the original of this Warrant is an electronic original, in no event shall an original ink-signed paper copy of this Warrant be required for any exercise of a Holder’s rights hereunder, nor shall this Warrant or any physical copy hereof be required to be physically surrendered at the time of any exercise hereof. Upon receipt of the Notice of Exercise, the Company shall issue the $6.00 Units.

Fair Market Value. If Common Units of the Company are then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”), the fair market value of a $6.00 Unit shall be the closing price or last sale price of a Common Unit of the Company reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company. If Common Units of the Company are not then traded in a Trading Market, the governing board of the Company shall determine the fair market value of a $6.00 Unit in its reasonable good faith judgment.

Delivery of Certificate and New Warrant. Within a reasonable time after Holder exercises this Warrant in the manner set forth in Section 2.1, the Company shall deliver to Holder a certificate (or, in the case of uncertificated securities, provide notice of book entry) representing the $6.00 Units issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the $6.00 Units not so acquired (or surrendered in payment of the Aggregate Exercise Price).

Replacement of Warrant.

Paper Original Warrant. To the extent that the original of this Warrant is a paper original, on receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

Electronic Original Warrant. To the extent that the original of this Warrant is an electronic original, if at any time this Warrant is rejected by any person (including, but not limited to, paying or escrow agents) or any such person fails to comply with the terms of this Warrant based on this Warrant being presented to such person as an electronic record or a printout hereof, or any signature hereto being in electronic form, the Company shall, promptly upon Holder’s request and without indemnity, execute and deliver to Holder, in lieu of electronic original versions of this Warrant, a new warrant of like tenor and amount in paper form with original ink signatures.

Treatment of Warrant Upon Acquisition of Company.

Acquisition. “Acquisition” means any transaction or series of related transactions involving: the sale, lease, exclusive license, or other disposition of all or substantially all of the assets of the Company; any merger or consolidation of the Company into or with another person or entity (other than a merger or consolidation effected exclusively to change the Company’s domicile), or any other corporate reorganization, in which the equity holders of the Company in their capacity as such immediately prior to such merger, consolidation or reorganization, own less than a majority of the Company’s (or the surviving or successor entity’s) outstanding voting power immediately after such merger, consolidation or reorganization; or any sale or other transfer by the equity holders of the Company of membership interests representing at least a majority of the Company’s then-total outstanding combined voting power. For the avoidance of doubt, “Acquisition” shall not include any sale and issuance by the Company of its membership interests or of securities or instruments exercisable for or convertible into, or otherwise representing the right to acquire membership interests of the Company to one or more investors for cash in a transaction or series of related transactions the primary purpose of which is a bona fide equity financing of the Company.

Treatment of Warrant in Cash/Public Acquisition. In the event of an Acquisition in which the consideration to be received by the holders of $6.00 Units consists solely of cash, solely of Marketable Securities (as hereinafter defined) or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), and the fair market value of one $6.00 Unit as determined in accordance with Section 2.2 above would be greater than the Exercise

Price in effect as of immediately prior to the closing of such Cash/Public Acquisition, and Holder has not previously exercised this Warrant in full, then, in lieu of Holder’s exercise of the unexercised portion of this Warrant, this Warrant shall, as of immediately prior to such closing (but subject to the occurrence thereof) automatically cease to represent the right to purchase $6.00 Units and shall, from and after such closing, represent solely the right to receive the aggregate consideration that would have been payable in such Acquisition on and in respect of all $6.00 Units for which this Warrant was exercisable as of immediately prior to the closing thereof, net of the Aggregate Exercise Price therefor, as if such $6.00 Units had been issued and outstanding to Holder as of immediately prior to such closing, as and when such consideration is paid to the holders of $6.00 Units. In the event of a Cash/Public Acquisition in which the fair market value of one $6.00 Unit as determined in accordance with Section 2.2 above would be equal to or less than the Exercise Price in effect as of immediately prior to the closing of such Cash/Public Acquisition, then this Warrant will automatically and without further action of any party terminate as of immediately prior to such closing.

Treatment of Warrant in non-Cash/Public Acquisition. Upon the closing of any Acquisition other than a Cash/Public Acquisition, at the election of the Company, either (i) the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the $6.00 Units issuable upon exercise of the unexercised portion of this Warrant as if such $6.00 Units were outstanding on and as of the closing of such Acquisition, at an Aggregate Exercise Price equal to the Aggregate Exercise Price in effect as of immediately prior to such closing, all subject to further adjustment from time to time thereafter in accordance with the provisions of this Warrant, or (ii) this Warrant shall be cancelled at closing and the acquiring, surviving or successor entity shall grant to Holder at closing a new warrant in itself or its ultimate parent with a value at the time of grant equal to the value of the Warrant at the time of such closing, as determined in the reasonable discretion of such acquiring, surviving or successor entity.

Marketable Securities. “Marketable Securities” means securities meeting all of the following requirements (determined as of immediately prior to the closing of the Acquisition): the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in a Trading Market, and following the closing of such Acquisition, Holder would not be restricted from publicly re-selling all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise this Warrant in full on or prior to the closing of such Acquisition, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six (6) months from the closing of such Acquisition. Notwithstanding the foregoing provisions of this Section 2.5(d), securities held in escrow or subject to holdback to cover indemnification-related claims shall be deemed to be Marketable Securities if they would otherwise be Marketable Securities but for the fact that they are held in escrow or subject to holdback to cover indemnification-related claims.

Holder’s Obligation to Execute Voting Agreement. As to any $6.00 Unit Holder receives upon any exercise of this Warrant, Holder agrees to be become subject to, and is required to become a party to (by delivering a counterpart signature or an adoption agreement, as applicable) the LLC Agreement.

Conversion. Notwithstanding the provisions of Section 1 and 2, in the event all of the outstanding Series A Preferred Membership Units (as defined in the LLC Agreement) are converted into Common Units pursuant to the LLC Agreement prior to the exercise (in whole or in part) of this Warrant, this Warrant shall automatically become exercisable for a number of Common Units that the Holder would have received had this Warrant been exercised for $6.00 Units immediately prior to the first date the Series A Preferred Membership Units were so converted and the Exercise Price shall be the Exercise Price in effect immediately prior to such conversion divided by the number of Common Units into which each $6.00 Unit was converted. In the event that this Warrant shall be exercisable for Common Units, all reference in this Warrant to $6.00 Units shall thereafter be deemed to mean Common Units.

CERTAIN ADJUSTMENTS TO THE UNITS AND EXERCISE PRICE.

Equity Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the $6.00 Units payable in additional $6.00 Units (including fractional units) or other securities or property (other than cash), then upon exercise of this Warrant, for each $6.00 Unit acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the $6.00 Units of record as of the date the dividend or distribution occurred. If the Company subdivides the $6.00 Units by reclassification or otherwise into a greater number of units, the number of $6.00 Units purchasable hereunder shall be proportionately increased, even if such number would include fractional units, and the Exercise Price shall be proportionately decreased. If the outstanding $6.00 Units are combined or consolidated, by reclassification or otherwise, into a lesser number of units, the Exercise Price shall be proportionately increased and the number of $6.00 Units shall be proportionately decreased, even if such number would include fractional units.

Reclassification, Exchange, Combination or Substitution. Upon any event whereby all of the outstanding $6.00 Units are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, “$6.00 Units” shall mean such securities and this Warrant will be exercisable for the number of such securities that Holder would have received had the $6.00 Units been outstanding on and as of the consummation of such event, at an Aggregate Exercise Price equal to the Aggregate Exercise Price in effect as of immediately prior to such event, all subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 3.2 shall similarly apply to successive reclassifications, exchanges, combinations, substitutions, replacements or other similar events.

Adjustment to Exercise Price on Cash Dividend. In the event that the Company at any time or from time to time prior to the exercise in full of this Warrant pays any cash dividend on the outstanding $6.00 Units or makes any cash distribution on or in respect of all outstanding $6.00 Units (other than a distribution of cash proceeds received by the Company in connection with an Acquisition described in Section 2.5(a)(i) above), then on and as of the date of each such dividend payment and/or distribution, the Exercise Price shall be reduced by an amount equal to the amount paid or distributed upon or in respect of each outstanding $6.00 Unit; provided that in no event shall the Exercise Price be reduced below the then-par value, if any, of a $6.00 Unit.

No Fractional Unit. No fractional $6.00 Unit shall be issued upon exercise of this Warrant, and the number of $6.00 Unit to be issued shall be rounded down to the nearest whole $6.00 Unit. If a fractional interest arises upon any exercise of this Warrant, the Company shall eliminate such fractional interest by paying Holder in cash an amount equal to such fractional interest, multiplied by the fair market value (as determined in accordance with Section 2.2 above) of a full $6.00 Unit, less the then-effective Exercise Price (the “Fractional Value”), unless Holder otherwise elects, in its sole discretion, to waive such payment. Notwithstanding any contrary provision herein, if this Warrant becomes exercisable for a fractional interest at any time or from time to time prior to the exercise in full of this Warrant, and the Company eliminates such fractional interest prior to any exercise of this Warrant, then the then-effective Exercise Price shall be reduced by an amount equal to the Fractional Value, unless Holder otherwise elects, in its sole discretion, to waive such reduction.

Certificate as to Adjustments. Within a reasonable time following each adjustment of the Exercise Price, Class and/or number of $6.00 Units pursuant to the terms of this Warrant, the Company, at its expense, shall deliver a certificate of its Chief Financial Officer or other authorized officer to Holder setting forth the adjustments to the Exercise Price, Class and/or number of $6.00 Units and the facts upon which such adjustments are based. The Company shall, at any time and from time to time within a reasonable time following Holder’s written request and at the Company’s expense, furnish Holder with a certificate of its Chief Financial Officer or other authorized officer setting forth the then-current Exercise Price, Class and number of $6.00 Units and the computations or other determinations thereof.

REPRESENTATIONS AND COVENANTS OF THE COMPANY.

Representations and Warranties. The Company represents and warrants to, and agrees with, Holder as follows: All $6.00 Units which may be issued upon the exercise of this Warrant, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under the LLC Agreement or applicable federal and state securities laws. The

Company covenants that it shall at all times cause to be reserved and kept available such number of $6.00 Units and other securities as will be sufficient to permit the exercise in full of this Warrant.

Notice of Certain Events. If the Company proposes at any time to:

declare any dividend or distribution upon the outstanding $6.00 Units, whether in cash, membership interests or other securities or property and whether or not a regular cash dividend;

offer for subscription or sale pro rata to all holders of the outstanding $6.00 Units any additional securities of the Company (other than pursuant to contractual pre-emptive or first refusal rights);

effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding $6.00 Units;

effect an Acquisition, or to liquidate, dissolve or wind up the Company; or

effect its initial, underwritten offering and sale of its securities to the public pursuant to an effective registration statement under the Act (the “IPO”);

then, in connection with each such event, the Company shall give Holder (pursuant to Section 6.5 below):

in the case of the matters referred to in (a) and (b) above, at least seven (7) Business Days prior written notice of the earlier to occur of the effective date thereof or the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding $6.00 Units will be entitled thereto) or for determining rights to vote, if any;

in the case of the matters referred to in (c) and (d) above, at least seven (7) Business Days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding $6.00 Units will be entitled to exchange their units for the securities or other property deliverable upon the occurrence of such event and such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such event giving rise to the notice); and

with respect to the IPO, at least seven (7) Business Days prior written notice of the date on which the Company proposes to make the first public filing of its registration statement in connection therewith.

Certain Company Information. The Company will provide such information requested by Holder from time to time, within a reasonable time following each such request, that is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirement. Prior to the IPO, such information may include, but shall not be limited to, the Company’s then-current summary capitalization table, the price per unit for which the Company most recently prior thereto sold or issued units of its membership interests to investors for cash in a bona fide equity financing of the Company, and the Company’s most recent 409A Valuation.

REPRESENTATIONS AND COVENANTS OF HOLDER.

Holder represents and warrants to, and agrees with, the Company as follows:

Investment Representations.

Purchase for Own Account. This Warrant and the $6.00 Units to be acquired upon exercise hereof are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the $6.00 Units.

Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions of and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities for an indefinite period of time, and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company.

No Registration. Holder understands that this Warrant and the $6.00 Units issuable upon exercise hereof have not been registered under the Act or registered or qualified under the securities laws of any state, and are issued in reliance upon specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that the Company is under no obligation to so register or qualify this Warrant, the $6.00 Units or such other securities. Holder understands that this Warrant and the $6.00 Units issued upon any exercise hereof are “restricted securities” under applicable federal and state securities laws and must be held indefinitely unless subsequently registered under the Act and registered or qualified under applicable state securities laws, or unless exemptions from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

No Member Rights. Without limiting any provision of this Warrant, Holder agrees that as a Holder of this Warrant it will not have any rights (including, but not limited to, voting rights) as a member of the Company with respect to the $6.00 Units issuable hereunder unless and until the exercise of this Warrant and then only with respect to the $6.00 Units issued on such exercise.

No Public Market. The Holder understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

MISCELLANEOUS.

Term. Subject to the provisions of Section 2.5 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 5:00 PM, Mountain time on the Expiration Date set forth on Schedule I and shall be void thereafter.

Compliance with Securities Laws on Transfer. This Warrant and the $6.00 Units issued upon exercise hereof may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company).

Exchange, Assignment or Loss of Warrant. Subject to the provisions of Section 6.2, this Warrant may only be assigned or transferred by the Holder in accordance with the terms of this Warrant, the LLC Agreement, any other agreement between the Company and Holder, and applicable laws, and, in any event, upon the written consent of the Company, which shall not be unreasonably withheld; provided, however, no Holder shall assign or transfer this

Warrant (or any portion hereof) to any Person that competes in whole or in part with the Company as determined in good faith by the Company’s board of managers. Any assignment shall be made by surrender of this Warrant to the Company with the assignment form substantially in the form attached hereto as Appendix 2 duly executed (the “Assignment Form”). The Company shall, within ten (10) business days of receipt of the Warrant and Assignment Form, either (i) consent to such assignment and execute and deliver a new Warrant in identical form in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled or (ii) notify the Holder that the Company is withholding its consent to such assignment. This Warrant may be divided or may be combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company together with a written notice specifying the names and the denominations in which new Warrants are to be issued and signed by the Holder hereof. Any assignment or transfer of this Warrant is further subject to the transferee’s agreement that, upon the exercise of the warrant, such transferee shall become subject to, and is required to become a party to (by delivering a counterpart signature or an adoption agreement, as applicable), the LLC Agreement. The term “Warrant” as used herein includes any Warrants issued in substitution for or replacement of this Warrant or into which this Warrant may be divided or exchanged. Notwithstanding the foregoing, the Holder shall be entitled to transfer this Warrant to its affiliates (including affiliated funds, members and partners) without the prior written consent of the Company provided that such Holder give written notice to the Company at least ten (10) business days prior to such transfer.

Payment of Taxes. The Company shall pay all taxes and other governmental charges that may be imposed with respect to the issue or delivery of this Warrant, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving the $6.00 Units upon exercise hereof.

Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally, on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, upon actual receipt if given by electronic mail and such receipt is confirmed in writing by the recipient, or on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 6.5. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

Attn:

Telephone: (____) ______________
Email: ______________________

All notices to the Company shall be addressed as follows until Holder receives notice of a change in address:

Gloo Holdings, LLC

Attn: John Fowle
831 Pearl Street

Boulder, CO 80302
Email: jfowle@gloo.us

Amendment and Waiver. Notwithstanding any contrary provision herein or in the Purchase Agreement, this Warrant may be amended and any provision hereof waived (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the Company and the Holder. Any waiver or amendment effected in accordance with this section shall be binding upon each holder of any $6.00 Units purchased under this Warrant at the time outstanding, their successors and assigns, and the Company.

Counterparts; Electronic Signatures; Status as Certificated Security. This Warrant may be executed by one or more of the parties hereto in any number of separate counterparts, all of which together shall constitute one and the same instrument. The Company, Holder and any other party hereto may execute this Warrant by electronic means and each party hereto recognizes and accepts the use of electronic signatures and the keeping of records in electronic form by any other party hereto in connection with the execution and storage hereof. To the extent that this Warrant or any agreement subject to the terms hereof or any amendment hereto is executed, recorded or delivered electronically, it shall be binding to the same extent as though it had been executed on paper with an original ink signature, as provided under applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act. The fact that this Warrant is executed, signed, stored, or delivered electronically shall not prevent the assignment by any Holder of this Warrant pursuant to Section 6.3 or the enforcement of the terms hereof. To the extent that the original of this Warrant is an electronic original, this Warrant, and any copies hereof, shall NOT be deemed to be a “certificated security” within the meaning of Section 8102(a)(4) of the California Commercial Code. Physical possession of the original of this Warrant or any paper copy thereof shall confer no special status to the bearer thereof.

Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

Business Days. “Business Day” means any day that is not a Saturday, Sunday or a day on which banks in Colorado are closed.

GOVERNING LAW, VENUE AND JURY TRIAL WAIVER.

Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.

Jurisdiction and Venue. The Company and Holder each irrevocably and unconditionally submit to the exclusive jurisdiction of the state courts of Colorado and to the jurisdiction of the United States District Court for the State of Colorado for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Colorado or the United States District Court for the State of Colorado and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

Jury Trial Waiver. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AND HOLDER EACH WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS WARRANT, THE PURCHASE AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES’ AGREEMENT TO THIS WARRANT. EACH PARTY HERETO HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

Survival. This Section 7 shall survive the termination of this Warrant.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Units to be executed by their duly authorized representatives effective as of the Issue Date written above.

COMPANY:

GLOO HOLDINGS, LLC

By:

Name: Scott Beck

Title: President and Chief Executive Officer

HOLDER:

TBD

By:

Name:

Title:

Signature Page to Warrant

EXHIBIT D

FORM OF SECURITY AGREEMENT

security agreement

This Security Agreement dated as of April 23, 2024 (the “Security Agreement”), is made by and among Gloo Holdings, LLC, a Delaware limited liability company (the “Grantor”), the secured parties listed on the signature pages hereto (each, a “Secured Party” and, collectively, the “Secured Parties”), and Jack Furst, in his capacity as Collateral Agent (as defined below) on behalf of the Secured Parties.

Recitals

A. The Grantor and each Secured Party have entered into that certain Note Purchase Agreement dated April 23, 2024 (each, a “Note” and, collectively, the “Notes”), whereby the Secured Party has made certain advances of money and financial accommodation to Grantor as evidenced by the Secured Promissory Notes issued by Grantor in favor of the Secured Parties pursuant to such advances and financial accommodation being referred to herein as the “Loans”.

B. The Secured Parties are willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall have executed and delivered to the Secured Parties this Security Agreement.

Agreement

Now, Therefore, in order to induce the Secured Parties to make the Loans and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

1.
Defined Terms. When used in this Security Agreement the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

“Bankruptcy Code” means Title XI of the United States Code.

“Collateral” shall have the meaning assigned to such term in Section 2 of this Security Agreement.

“Contracts” means all contracts (including any customer, vendor, supplier, service or maintenance contract), leases, licenses, undertakings, purchase orders, permits, franchise agreements or other agreements (other than any right evidenced by Chattel Paper, Documents or Instruments), whether in written or electronic form, in or under which Grantor now holds or hereafter acquires any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Copyright License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right in or to any Copyright or Copyright registration (whether Grantor is the licensee or the licensor thereunder) including,

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without limitation, licenses pursuant to which Grantor has obtained the exclusive right to use a copyright owned by a third party.

“Copyrights” means all of the following now owned or hereafter acquired or created (as a work for hire for the benefit of Grantor) by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, in whole or in part: (a) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or any other country, and like protections in each work of authorship and derivative work, whether published or unpublished; (b) registrations, applications, recordings and proceedings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country; (c) any continuations, amendments, renewals or extensions thereof; (d) any registrations to be issued in any pending applications, and shall include any right or interest in and to work protectable by any of the foregoing which are presently or in the future owned, created or authorized (as a work for hire for the benefit of Grantor) or acquired by Grantor, in whole or in part; (e) prior versions of works covered by copyright and all works based upon, derived from or incorporating such works; (f) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to copyrights, including, without limitation, damages, claims and recoveries for past, present or future infringement; (g) rights to sue for past, present and future infringements of any copyright; and (h) any other rights corresponding to any of the foregoing rights throughout the world.

“Event of Default” means (i) any failure by Grantor forthwith to pay or perform any of the Secured Obligations, (ii) any breach by Grantor of any warranty, representation, or covenant set forth herein, and (iii) any “Event of Default” as defined in the Notes.

“Intellectual Property” means any intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, and shall include, in any event, any Copyright, Trademark, Patent, trade secret, customer list, internet domain name (including any right related to the registration thereof), proprietary or confidential information, mask work, source, object or other programming code, invention (whether or not patented or patentable), technical information, procedure, design, knowledge, know‑how, software, data base, data, skill, expertise, recipe, experience, process, model, drawing, material, record, operating manual, and any claims for damage by way of any past, present or future infringement of any of the foregoing.

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests, whether in-bound or out-bound, whether in written or electronic form, now or hereafter owned or acquired or received by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, and shall include any renewals or extensions of any of the foregoing thereof.

“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Majority Lenders” means any Secured Party or group of Secured Parties holding greater than a majority of the outstanding and unpaid principal under all Loans of all Secured Parties.

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“Patent License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right with respect to any invention on which a Patent is in existence (whether Grantor is the licensee or the licensor thereunder).

“Patents” means all of the following in which Grantor now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all improvements, amendments, reissues, divisions, continuations, renewals, continuations-in-part or extensions thereof; (c) all petty patents, divisionals and patents of addition; (d) all patents to issue in any such applications; (e) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to patents, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (f) rights to sue for past, present and future infringements of any patent.

“Permitted Lien” means: (a) Liens in favor of the Collateral Agent; (b) any Liens existing on the date of this Security Agreement and set forth on Schedule A attached hereto; (c) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; (d) Liens (i) upon or in any Equipment acquired or held by Grantor to secure the purchase price of such Equipment or indebtedness (including capital leases) incurred solely for the purpose of financing the acquisition of such Equipment or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the Equipment so acquired, improvements thereon and the Proceeds of such Equipment; (e) leases or subleases and licenses or sublicenses granted to others in the ordinary course of Grantor’s business; (f) any right, title or interest of a licensor under a license; (g) Liens arising from judgments, decrees or attachments that have been stayed or bonded within fifteen (15) days after notice thereof; (h) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar Liens affecting real property not interfering in any material respect with the ordinary conduct of the business of Grantor; (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (j) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; (k) Liens in favor of a depository bank or a securities intermediary pursuant to such depository bank’s or securities intermediary’s customary customer account agreement; provided that any such Liens shall at no time secure any indebtedness or obligations other than customary fees and charges payable to such depository bank or securities intermediary; (l) Liens pursuant to the terms of customer contracts entered into in the ordinary course of Grantor’s business if such do not interfere in any material respect with the business of Grantor; (m) statutory or common law Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other similar Liens, arising in the ordinary course of business and securing obligations that are not yet delinquent or are being contested in good faith by appropriate proceedings; (n) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds, and other obligations of like nature, in each case, in the ordinary course of business; (o) Liens incurred or deposits made in

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the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security; (p) pledges and deposits securing liability for reimbursement or indemnification obligations in respect of letters of credit or bank guarantees for the benefit of landlords; and (q) Liens incurred in connection with the extension, renewal or refinancing of indebtedness secured by Liens permitted under the preceding clauses, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

“Pro Rata” means, as to any Secured Party at any time, the percentage equivalent at such time of such Secured Party’s aggregate unpaid principal amount of Loans, divided by the combined aggregate unpaid principal amount of all Loans of all Secured Parties.

“Secured Obligations” means (a) the obligation of Grantor to repay the Secured Parties all of the unpaid principal amount of, and accrued interest on (including any interest that accrues after the commencement of bankruptcy), the Loans and (b) the obligation of Grantor to pay any fees, costs and expenses of the Collateral Agent under Section 6(c) hereof.

“Security Agreement” means this Security Agreement and all Schedules hereto, as the same may from time to time be amended, modified, supplemented or restated.

“Trademark License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right in and to any Trademark or Trademark registration (whether Grantor is the licensee or the licensor thereunder).

“Trademarks” means any of the following in which Grantor now holds or hereafter acquires any interest: (a) any trademarks, tradenames, corporate names, company names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country (collectively, the “Marks”); (b) any reissues, amendments, extensions or renewals thereof; (c) the goodwill of the business symbolized by or associated with the Marks; (d) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to the Marks, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (e) rights to sue for past, present and future infringements of the Marks.

“UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of Colorado (and each reference in this Security Agreement to an Article thereof shall refer to that Article as from time to time in effect); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Colorado, the term “UCC” shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other

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jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

In addition, the following terms shall be defined terms having the meaning set forth for such terms in the UCC: “Account” (including health-care-insurance receivables), “Account Debtor”, “Chattel Paper” (including tangible and electronic chattel paper), “Commercial Tort Claims”, “Commodity Account”, “Deposit Account”, “Documents”, “Equipment” (including all accessions and additions thereto), “Fixtures”, “General Intangible” (including payment intangibles and software), “Instrument”, “Inventory” (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), “Investment Property” (including securities and securities entitlements), “Letter-of-Credit Right” (whether or not the letter of credit is evidenced by a writing), “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Securities Account”, and “Supporting Obligations”. Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by Grantor.

2.
Grant of Security Interest. As collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce the Secured Parties to cause the Loans to be made, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent (for the benefit of the Secured Parties) a security interest in all of Grantor’s right, title and interest in, to and under the following, whether now owned or hereafter acquired (all of which being collectively referred to herein as the “Collateral”):
(a)
All Accounts of Grantor;
(b)
All Chattel Paper of Grantor;
(c)
All Commercial Tort Claims of Grantor;
(d)
All Contracts of Grantor;
(e)
All Deposit Accounts of Grantor;
(f)
All Documents of Grantor;
(g)
All Equipment of Grantor;
(h)
All Fixtures of Grantor;
(i)
All General Intangibles of Grantor, including, without limitation, Payment Intangibles, all Intellectual Property, Copyrights, Patents, Trademarks, Licenses, designs, drawings, technical information, marketing plans, customer lists, trade secrets, proprietary or confidential information, inventions (whether or not patentable), procedures, know-how, models and data;
(j)
All Instruments of Grantor, including, without limitation, Promissory Notes;
(k)
All Inventory of Grantor;

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(l)
All Investment Property of Grantor;
(m)
All Letter-of Credit Rights of Grantor;
(n)
All Supporting Obligations of Grantor;
(o)
All property of Grantor held by any Secured Party, or any other party for whom any Secured Party is acting as agent hereunder, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to any Secured Party or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power;
(p)
All other goods and personal property of Grantor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired, existing, leased or consigned by or to Grantor; and
(q)
To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing provisions of this Section 2, the grant, assignment and transfer of a security interest as provided herein shall not extend to, and the term “Collateral” shall not include (i) any cash on deposit in that certain Bank of America account, account number 8670415822, or (ii) any Account, Chattel Paper, General Intangible or Promissory Note in which Grantor has any right, title or interest if and to the extent such Account, Chattel Paper, General Intangible or Promissory Note includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of Grantor therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such Account, Chattel Paper, General Intangible or Promissory Note to enforce any remedy with respect thereto; provided that the foregoing exclusion shall not apply if (i) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such Account, Chattel Paper, General Intangible or Promissory Note or (ii) such prohibition would be rendered ineffective pursuant to Sections 9-406(d), 9-407(a) or 9-408(a) of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code) or principles of equity); provided further that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and Grantor shall be deemed to have granted on the date hereof a security interest in, all its rights, title and interests in and to such Account, Chattel Paper, General Intangible or Promissory Note as if such provision had never been in effect; and provided further that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect Secured Party’s unconditional continuing security interest in and to all rights, title and interests of Grantor in or to any payment obligations or other rights to receive monies due or to become due under any such Account, Chattel Paper, General Intangible or Promissory Note and in any such monies and other proceeds of such Account, Chattel Paper, General Intangible or Promissory Note, or (c) more than 66% of the total combined voting power of all classes of stock entitled to vote the shares of capital stock of any subsidiary of Grantor not incorporated or organized under the laws of one of the States or jurisdictions of the United States.

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3.
Rights Of Secured Parties; Collection Of Accounts.
(a)
Notwithstanding anything contained in this Security Agreement to the contrary, Grantor expressly agrees that it shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. The Secured Parties and the Collateral Agent shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to the Secured Parties or Collateral Agent of a lien therein or the receipt by any Secured Party or the Collateral Agent of any payment relating to any Contract or License pursuant hereto, nor shall any Secured Party or the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
(b)
The Secured Parties authorize Grantor to collect its Accounts. Upon the occurrence and during the continuance of any Event of Default, at the request of the Collateral Agent, Grantor shall deliver all original and other documents evidencing and relating to the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.
(c)
The Collateral Agent may at any time, upon the occurrence and during the continuance of any Event of Default, notify Account Debtors of Grantor, parties to the Contracts of Grantor, obligors in respect of Instruments of Grantor and obligors in respect of Chattel Paper of Grantor that the Accounts and the right, title and interest of Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to the Secured Parties and that payments shall be made directly to the Collateral Agent for distribution to the Secured Parties. Upon the request of the Collateral Agent, upon the occurrence and during the continuance of any Event of Default, Grantor shall so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may, in its name or in the name of others, communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to the Collateral Agent’s satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.
4.
Representations And Warranties. Grantor hereby represents and warrants to the Secured Parties that:
(a)
Except for the security interest granted to the Secured Parties and the Collateral Agent under this Security Agreement and Permitted Liens, Grantor is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder.

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(b)
No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by Grantor in favor of the Secured Parties and the Collateral Agent pursuant to this Security Agreement and except for Permitted Liens.
(c)
This Security Agreement creates a legal and valid security interest on and in all of the Collateral in which Grantor now has rights.
(d)
Grantor’s taxpayer identification number is, and chief executive office, principal place of business, and the place where Grantor maintains its records concerning the Collateral are presently located at the address set forth on the signature page hereof.
5.
Covenants. Unless the Collateral Agent otherwise consents (which consent shall not be unreasonably withheld), Grantor covenants and agrees with the Secured Parties that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full:
5.1
Disposition of Collateral. Grantor shall not sell, lease, transfer or otherwise dispose of (including by way of a division or plan of division under Delaware law or any comparable event under a different jurisdiction’s laws) any of the Collateral (each, a “Transfer”), or attempt or contract to do so, other than (a) the sale of Inventory in the ordinary course of business, (b) the granting of Licenses in the ordinary course of business and (c) the disposal of worn-out or obsolete Equipment.
5.2
Change of Jurisdiction of Organization, Relocation of Business. Grantor shall not change its jurisdiction of organization or relocate its chief executive office, principal place of business or its records from such address(es) provided to the Secured Parties pursuant to Section 4(d) above without at least seven (7) days prior notice to the Secured Parties.
5.3
Limitation on Liens on Collateral. Grantor shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, except (a) Permitted Liens and (b) the Lien granted to the Secured Parties under this Security Agreement.
5.4
Insurance. Grantor shall maintain insurance policies insuring the Collateral against loss or damage from such risks and in such amounts and forms and with such companies as are customarily maintained by businesses similar to Grantor.
5.5
Taxes, Assessments, Etc. Grantor shall pay promptly when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment, Fixtures or Inventory, except to the extent the validity or amount thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.
5.6
Defense of Intellectual Property. Grantor shall use commercially reasonable efforts to (i) protect, defend and maintain the validity and enforceability of all Copyrights, Patents and Trademarks material to Grantor’s business and (ii) detect infringements of all Copyrights, Patents and Trademarks material to Grantor’s business.

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5.7
Further Assurances. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent may reasonably deem necessary or desirable to obtain the full benefits of this Security Agreement, including, without limitation, (a) executing, delivering and causing to be filed any financing or continuation statements (including “in lieu” continuation statements) under the UCC with respect to the security interests granted hereby, (b) at the Collateral Agent’s reasonable request, filing or cooperating with the Secured Parties and the Collateral Agent in filing any forms or other documents required to be recorded with the United States Patent and Trademark Office, United States Copyright Office, (c) at the Collateral Agent’s reasonable request, placing the interest of the Secured Parties as lienholder on the certificate of title (or similar evidence of ownership) of any vehicle, watercraft or other Equipment constituting Collateral owned by Grantor which is covered by a certificate of title (or similar evidence of ownership), (d) executing and delivering and using commercially reasonable efforts to cause the applicable depository institution, securities intermediary, commodity intermediary or issuer or nominated party under a letter of credit to execute and deliver a collateral control agreement with respect to any Deposit Account, Securities Account or Commodity Account or Letter-of-Credit Right in or to which Grantor has any right or interest and (e) at the Collateral Agent’s reasonable request, using commercially reasonable efforts to obtain acknowledgments from bailees having possession of any Collateral and waivers of liens from landlords and mortgagees of any location where any of the Collateral may from time to time be stored or located. Grantor also hereby authorizes the Collateral Agent to file any such financing or continuation statement (including “in lieu” continuation statements) without the signature of Grantor.
6.
Rights And Remedies Upon Default. Upon the occurrence of any Event of Default and while such Event of Default is continuing:
(a)
The Collateral Agent, on behalf of the Secured Parties, may exercise in addition to all other rights and remedies granted to it under this Security Agreement and the Purchase Agreement, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other person, may (i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, shop, advertise for sale or lease and sell or lease (in the manner provided herein) the Collateral, and in connection with the liquidation of the Collateral and collection of the accounts receivable pledged as Collateral, use any Trademark, Copyright, or process used or owned by Grantor and (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker’s board or at any Secured Party’s offices or elsewhere at such prices as it may deem commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at Grantor’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 6(e), below, with Grantor remaining liable

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for any deficiency remaining unpaid after such application. Grantor agrees that the Collateral Agent need not give more than twenty (20) days’ notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.
(b)
As to any Collateral constituting certificated securities or uncertificated securities, if, at any time when the Collateral Agent shall determine to exercise its right to sell the whole or any part of such Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under Securities Act of 1933, as amended (as so amended the “Act”), the Collateral Agent may, in its discretion (subject only to applicable requirements of law), sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable, but subject to the other requirements of this Section 6(b), and shall not be required to effect such registration or cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Collateral Agent may, in its discretion, (i) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act; (ii) approach and negotiate with a single possible purchaser to effect such sale; and (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In addition to a private sale as provided above in this Section 6(b), if any of such Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale hereunder, then the Collateral Agent shall not be required to effect such registration or cause the same to be effected but may, in its discretion (subject only to applicable requirements of law), require that any sale hereunder (including a sale at auction) be conducted subject to such restrictions as the Collateral Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.
(c)
Grantor also agrees to pay all fees, costs and expenses of the Collateral Agent, including, without limitation, reasonable attorneys’ fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.
(d)
Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.
(e)
The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Collateral Agent in the following order of priorities:

First, to the Collateral Agent and any Secured Party in an amount sufficient to pay in full the reasonable costs of the Collateral Agent or such Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by the Collateral Agent or any Secured Party in connection therewith, including, without limitation, reasonable attorneys’ fees;

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Second, to the Secured Parties in amounts proportional to the Pro Rata share of the then unpaid Secured Obligations of each Secured Party; and

Finally, upon payment in full of the Secured Obligations, to Grantor or its representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.

7.
Collateral Agent.
7.1
Appointment. The Secured Parties hereby appoint Jack Furst as the “Collateral Agent” for the Secured Parties under this Security Agreement to serve from the date hereof until the termination of this Security Agreement. Notwithstanding anything to the contrary in this Security Agreement, the Collateral Agent may be removed or replaced only with the written consent of both (a) the Majority Lenders and (b) Unrelated Secured Parties holding greater than a majority of the outstanding and unpaid principal under all Loans made by Unrelated Secured Parties. For purposes of this Agreement, “Unrelated Secured Parties” means Secured Parties who are not then Related Persons of Grantor who, collectively, hold a majority of the outstanding and unpaid principal amount owing under all Notes then outstanding have consented in writing to such action, omission, or decision. For purposes of this Agreement, “Related Person” means, with respect to any Secured Party, (A) any Affiliate of such Secured Party, and any direct or indirect beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of 10% or more of the equity securities or voting securities or other voting interests in such Secured Party; (b) any manager, general partner, director, officer, trustee, executor, receiver, guardian, personal representative, or the estate of such Secured Party or person described in clause (a) above; (c) that is an individual, (i) any individual living with such Secured Party, (ii) any other individual who is related (by blood, marriage, or adoption) to the individual, (iii) the individual’s spouse, or (iv) any person related to (A) such persons within the second degree or (B) any person or entity described in clauses (a) and (b) above; and (d) any trust, family partnership, family limited partnership, family limited liability company, or other entity established for the benefit of such Secured Party or any person described in any of clauses (a) through (c) above. “Affiliate” means, with respect to a person or entity, any other person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such person or entity.
7.2
Powers and Duties of Collateral Agent, Indemnity by Secured Parties.
(a)
Each Secured Party hereby irrevocably authorizes the Collateral Agent to take all actions, to make all decisions and to exercise all powers and remedies on its behalf under the provisions of this Security Agreement, including without limitation all such actions, decisions and powers as are reasonably incidental thereto. The Collateral Agent may execute any of its duties hereunder by or through agents, designees or employees.
(b)
Neither the Collateral Agent nor any of its partners, directors, members, officers, agents, designees or employees (collectively, “Indemnified Persons”) shall be liable or responsible to any Secured Party for any action taken or omitted to be taken by Collateral Agent or any other such Indemnified Persons hereunder or under any related agreement, instrument or document, nor shall any Indemnified Person be liable or responsible to the Secured Parties for (i) the validity, effectiveness, sufficiency, enforceability or enforcement of the Notes, this Security Agreement or any instrument or document delivered hereunder or relating hereto or thereto; (ii) the title of

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Grantor to any of the Collateral or the freedom of any of the Collateral from any prior or other liens or security interests; (iii) the determination, verification or enforcement of Grantor’s compliance with any of the terms and conditions of this Security Agreement; (iv) the failure by Grantor to deliver any instrument, agreement, financing statement or other document required to be delivered pursuant to the terms hereof; or (v) the receipt, disbursement, waiver, extension or other handling of payments or proceeds made or received with respect to the Collateral, the servicing of the Collateral or the enforcement or the collection of any amounts owing with respect to the Collateral.
(c)
Each of the Secured Parties agrees to pay to the Collateral Agent, promptly on demand, its Pro Rata share of all fees, taxes and expenses incurred in connection with the operation and enforcement of this Security Agreement, the Notes or any related agreement or document. Each of the Secured Parties hereby agrees to hold the Collateral Agent harmless, and to indemnify the Indemnified Persons from and against any and all loss, damage, taxes, expense or liability which may be incurred by such Indemnified Persons under this Security Agreement and the transactions contemplated hereby and any related agreement or other instrument or document, as the case may be, unless such liability shall be caused by the willful misconduct or gross negligence of such Indemnified Persons.
7.3
No Reliance. Each Secured Party represents to the Collateral Agent that it has made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and credit worthiness of the Grantor, and made its own decision to enter into this Security Agreement and to extend credit to the Grantor independently based on such documents and information as it has deemed appropriate and without reliance upon the Collateral Agent or any of its partners, directors, members, officers, agents, designees or employees. Each Secured Party agrees that the Collateral Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, prospects, operations, property, financial and other condition or credit worthiness of the Grantor.
8.
Indemnity. Grantor agrees to defend, indemnify and hold harmless the Collateral Agent and the Secured Parties and their officers, employees, and agents against (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by any Secured Party as a result of or in any way arising out of, following or consequential to transactions between or among the Collateral Agent, any Secured Party and Grantor, whether under this Security Agreement or otherwise (including without limitation, reasonable attorneys fees and expenses), except for losses arising from or out of the gross negligence or willful misconduct of the Collateral Agent or such Secured Party, as applicable.
9.
Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the

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Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
10.
Miscellaneous.
10.1
Termination of this Security Agreement. Subject to Section 9 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations. Upon termination of this Security Agreement (for any reason), the Collateral Agent and each Secured Party shall take all such actions as may be reasonably requested by the Grantor to evidence the termination of this Security Agreement and to termination and release the security interest granted pursuant to this Security Agreement.
10.2
Successor and Assigns. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of the Secured Parties hereunder, inure to the benefit of the Secured Parties, any future holder of any of the indebtedness and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to the Secured Parties hereunder.
10.3
Entire Agreement. This Agreement embodies the entire understanding and agreement among the parties hereto concerning the granting by Grantor to the Secured Parties of a security interest in the Collateral and supersedes and replaces in the entirety any and all prior negotiations, understandings or agreements, including without limitation the Prior Agreement, with respect thereto.
10.4
Governing Law. In all respects, including all matters of construction, validity and performance, this Security Agreement and the Secured Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Colorado applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, except to the extent that the UCC provides for the application of the law of a different jurisdiction.

[Remainder of the Page Left Intentionally Blank; Signature Page to Follow]

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In Witness Whereof, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

Address Of Grantor: 831 Pearl Street Boulder, CO 80302	Gloo Holdings, LLC By: __________________________________ Name: Scott Beck _ Title: President and Chief Executive Officer

Taxpayer Identification Number of Grantor: 46-4083665	Jurisdiction of Organization of Grantor Delaware

COLLATERAL AGENT

Jack Furst

Signature Page to

Security Agreement

In Witness Whereof, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

SECURED PARTY:

Tbd

By:

Name:

FIRST AMENDMENT TO
Note PURCHASE AGREEMENT

This First Amendment to Note Purchase Agreement (this “Amendment”) is made and entered into effective as of January 3, 2025, by and among Gloo Holdings, LLC, a Delaware limited liability company (the “Company”), and the Purchasers.

RECITALS

Whereas, the Company and the Purchasers are parties to that certain Note Purchase Agreement, dated as of April 23, 2024 (the “Agreement”), by and among the Company and the Purchasers named therein;

Whereas, all capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement;

Whereas, under Section 5.6 Note Purchase Agreement, the Company may not incur, and may not cause its wholly-owned subsidiaries to incur, other indebtedness, subject to certain enumerated exceptions which include a general basket for unsecured debt in an amount not to exceed $10,000,000 (the “Unsecured Debt Basket”);

Whereas, the Company and the Purchasers desire to amend the Agreement to increase the Unsecured Debt Basket from an aggregate amount not to exceed $10,000,000 to an aggregate amount not to exceed $30,000,000 and to provide for the other amendments as set forth herein;

Whereas, pursuant to Section 6.7 of the Agreement, the amendment of the Agreement is an Act of the Purchasers and requires the written consent of (a) the Company and (b) both (i) Purchasers (or their respective successors or assigns) holding, collectively, a majority of the outstanding and unpaid principal amount owing under all Notes outstanding as of the date hereof and (ii) Purchasers (or their respective successors or assigns) who are not as of the date hereof Related Persons of the Company who, collectively, hold a majority of the outstanding and unpaid principal amount owing under all Notes held by such Purchasers then outstanding ((i) and (ii) collectively the “Required Purchasers”); and

Whereas, together, the parties hereto constitute the Company and Required Purchasers sufficient to amend the Agreement and bind all parties thereto.

AGREEMENT

Now Therefore, in consideration of the foregoing recitals and the mutual terms and conditions contained herein and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto agree as follows:

Amendment of Section 5.6. The Agreement is hereby amended by deleting Section 5.6 in its entirety and replacing Section 5.6 with the following:

“5.6 Additional Debt. The Company will not, and will not permit any of its wholly-owned subsidiaries to, incur any debt other than (a) the debt evidenced by the Notes and the other Loan Documents, (b) purchase money debt and capitalized lease obligations in an aggregate amount not to exceed $30,000,000 outstanding at any one time, (c) underlying cash deposits in connection with bids, tenders, or leases or as security for surety or appeal bonds, security deposits, earnest money, and other cash deposits incurred in the ordinary course of business, (d) debt incurred by indorsement of drafts or checks for deposit incurred in the ordinary course of business, (e) surety bonds obtained in the ordinary course of business, (f) unsecured loans, advances and other extensions of credit of (i) the Company to any Guarantor, or (ii) any Guarantor to the Company or any other Guarantor, (g) guaranty obligations of the Company or any Guarantor resulting from guarantees of debt permitted by this Section 5.6 of the Company or any other Guarantor, and (h) other unsecured debt in an aggregate amount not to exceed $30,000,000 outstanding at any one time. Any thresholds hereunder shall be calculated in the aggregate for the Company and all of its wholly-owned subsidiaries.”

Miscellaneous.

(a) Except as amended by this Amendment, the Agreement shall remain in full force and effect in all respects. Additionally, the Agreement, as referenced in any other document that the parties to the Agreement have executed, shall mean the Agreement as amended by this Amendment.

(b) Each of the parties hereto hereby consents to this Amendment and hereby acknowledges that the Agreement remains in full force and effect and is hereby ratified and reaffirmed. Except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any party, constitute a waiver of any provision of any of the Agreement or serve to effect a novation of any obligation thereunder.

(c) This Amendment may be executed in any number of counterparts, each and all of which will be deemed an original and all of which together will constitute but one and the same instrument. The facsimile or electronic signature of any party to this Amendment (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or a PDF copy of the signature of any party to this Amendment delivered by electronic mail for purposes of execution or otherwise, is to be considered to have the same binding effect as the delivery of an original signature on an original contract. Any party that delivers an executed counterpart signature page by electronic image scan transmission in .pdf shall, upon the request of a party, promptly thereafter deliver a manually executed counterpart signature page to such party; provided, however, that the failure to do so will not affect the validity, enforceability, or binding effect of this Amendment.

(d) This Amendment shall be governed by and construed under the laws of the State of Colorado in all respects as such laws are applied to agreements among Colorado residents entered into and performed entirely within Colorado, without giving effect to conflict of law principles thereof.

[Signature Pages Follow]

2

In Witness Whereof, the parties hereto have executed this first amendment to Note Purchase Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

Gloo Holdings, LLC

By: /s/ Scott Beck

Name: Scott Beck

Title: President & Chief Executive Officer

Address: 831 Pearl St.

Boulder, Colorado 80302

Signature Page to
First Amendment to Note Purchase Agreement

In Witness Whereof, the parties hereto have executed this First Amendment to Note Purchase Agreement as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Pearl Street Trust

By: /s/ Scott Beck

Name: Scott Beck

Title: Trustee

Kent Lubrication Centers, Ltd.

By: /s/ William B. Kent

Name: William Kent

Title: Chairman/CEO

William B. Kent

By: /s/ William B. Kent

Jane white 2011 Irrevocable Trust

By: /s/ Wallace L. Hall, Jr.

Name: Wallace L. Hall, Jr.

Title: Manager

Mark Saulsbury 2018 GST Trust

By: /s/ Shane Louder

Name: Shane Louder

Title: Trustee

FMAB Partners, LP

By: /s/ Jack D. Furst

Name: Jack D. Furst

Title: President of JAJO, LLC, the General Partner of FMAB Partners, LP

Signature Page to
First Amendment to Note Purchase Agreement